                                                                   EXHIBIT 99.17
                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Gene R. Artemenko, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                Gene R. Artemenko
                                           ---------------------------
                                                Gene R. Artemenko

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, James C. Barr, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                James C. Barr
                                           -------------------------------
                                                James C. Barr

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Edgar F. Callahan, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                Edgar F. Callahan
                                           ----------------------------
                                                Edgar F. Callahan

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Robert M. Coen, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                Robert M. Coen
                                           ------------------------
                                                Robert M. Coen

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John T. Collins, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                John T. Collins
                                           --------------------------
                                                John T. Collins

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Thomas S. Condit, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                Thomas S. Condit
                                           ---------------------------
                                                Thomas S. Condit

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Rudolf J. Hanley, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                Rudolf J. Hanley
                                           ----------------------------
                                                Rudolf J. Hanley

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John L. Ostby, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                John L. Ostby
                                           ------------------------
                                                John L. Ostby

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Wendell A. Sebastian, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                Wendell A. Sebastian
                                           --------------------------------
                                                Wendell A. Sebastian

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Elizabeth Anderson, hereby constitutes and appoints Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                Elizabeth Anderson
                                           ------------------------------
                                                Elizabeth Anderson

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Deborah A. Farrell, hereby constitutes and appoints Elizabeth Anderson, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                Deborah A. Farrell
                                           ---------------------------
                                                Deborah A. Farrell

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Charles Filson, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                Charles Filson
                                           ------------------------
                                                Charles Filson

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Scott M. Gilman, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof..



Dated:  September 30, 1997



                                                Scott M. Gilman
                                           -------------------------
                                                Scott M. Gilman

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Steven E. Hartstein, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                Steven E. Hartstein
                                           ---------------------------
                                                Steven E. Hartstein

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John W. Mosior, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, Nancy L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:  September 30, 1997



                                                John W. Mosior
                                           ---------------------
                                                John W. Mosior

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Nancy L. Mucker, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:  September 30, 1997



                                                Nancy L. Mucker
                                           -----------------------
                                                Nancy L. Mucker

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Michael J. Richman, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof..



Dated:  September 30, 1997



                                                Michael J. Richman
                                           ---------------------------
                                                Michael J. Richman

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Howard B. Surloff, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                Howard B. Surloff
                                           ---------------------------
                                                Howard B. Surloff

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, James Fitzpatrick, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                James Fitzpatrick
                                           ---------------------------
                                                James Fitzpatrick

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Kaysie Uniacke, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian and Howard
B. Surloff, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                Kaysie Uniacke
                                           -----------------------
                                                Kaysie Uniacke

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John P. McNulty, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                John P. McNulty
                                           -----------------------
                                                John P. McNulty

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Betty G. Hobbs, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1997



                                                Betty G. Hobbs
                                           -------------------------
                                                Betty G. Hobbs

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John Perlowski, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated:  September 30, 1997



                                                John Perlowski
                                           -----------------------
                                                John Perlowski

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Gordon Linke, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy
L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


Dated: December 8, 1997



                                                Gordon Linke
                                           ----------------------
                                                Gordon Linke